Exhibit 23.1

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in the following Registration Statements of our report dated February 24, 2005 (June 8, 2005 as to the effects of the restatement discussed in Note 21 and August 19, 2005 as to the effects of the reclassifications, discussed in Note 4), relating to the consolidated financial statements and financial statements schedules of Vornado Realty Trust (which report expresses an unqualified opinion and includes explanatory paragraphs relating to the restatement described in Note 21, the reclassifications to the consolidated financial statements of a certain property as continuing operations, as described in Note 4, and the Company’s application of provisions of SFAS No. 142 “Goodwill and Other Intangible Assets”), appearing in the Current Report on Form 8-K of Vornado Realty Trust dated August 19, 2005:

Registration Statement No. 333-09159 on Form S-8

Registration Statement No. 333-29011 on Form S-8

Registration Statement No. 333-50095 on Form S-3

Registration Statement No. 333-52573 on Form S-8

Registration Statement No. 333-64015 on Form S-3

Registration Statement No. 333-76327 on Form S-3

Registration Statement No. 333-81497 on Form S-8

Registration Statement No. 333-89667 on Form S-3

Registration Statement No. 333-36080 on Form S-3

Registration Statement No. 333-68462 on Form S-8

Registration Statement No. 333-102216 on Form S-8

Registration Statement No. 333-102215 on Form S-3

Registration Statement No. 333-102217 on Form S-3

Registration Statement No. 333-105838 on Form S-3

Registration Statement No. 333-107024 on Form S-3

Registration Statement No. 333-109661 on Form S-3

Registration Statement No. 333-114146 on Form S-3

Registration Statement No. 333-114807 on Form S-3

Registration Statement No. 333-120384 on Form S-3

Registration Statement No. 333-121929 on Form S-3

Registration Statement No. 333-126963 on Form S-3

and in the following joint registration statements of Vornado Realty Trust and Vornado Realty L.P.:

Registration Statement Nos. 333-29013 and 333-29013-01 on Form S-3

Registration Statement Nos. 333-40787 and 333-40787-01 on Form S-3

Registration Statement Nos. 333-108138 and 333-108138-01 on Form S-3

Registration Statement Nos. 333-122306 and 333-122306-01 on Form S-3

/s/ DELOITTE & TOUCHE LLP
Parsippany, New Jersey
October 5, 2005